CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2015	Dec. 31, 2014
Shareholders' equity
Share capital, par value (in dollars per share)	$ 0.01	$ 0.01
Share capital, shares authorized	175,000,000	175,000,000
Share capital, shares issued	51,167,228	35,146,982
Treasury stock, shares	3,577,357	3,323,262